Supplement to the
Spartan® 500 Index Fund
Investor Class and Fidelity Advantage® Class
April 29, 2013
Prospectus

Effective January 18, 2014, if you hold your shares in a Fidelity mutual fund account and your dividend and/or redemption check(s) remains uncashed for six months, the check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Maximilian Kaufmann no longer serves as a portfolio manager of the fund.

UEI-14-01  January 17, 2014
1.717991.134